UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 29, 2007
SUPERIOR OFFSHORE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-33412 (Commission File Number)	72-1264943 (I.R.S. Employer Identification No.)
717 Texas Avenue, Suite 3150
Houston, Texas 77002
(Address of principal executive offices, including zip code)
(713) 910-1875
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On November 29, 2007, Superior Offshore International, Inc. (the “Company”) entered into an amendment (the “Amendment”) to the Agreement and Plan of Merger (the “Agreement”) dated October 18, 2007 with Ocean Flow International, L.L.C. (“Ocean Flow”) pursuant to which the Company agreed to acquire, through a wholly owned subsidiary, all of the outstanding membership interests of Ocean Flow (the “Merger”).
     The Amendment extends the date after which the parties may terminate the Agreement if the closing of the Merger has not occurred from November 30, 2007 to December 28, 2007.
     This report contains only a summary of certain provisions of the Amendment. The summary does not purport to be a complete summary of the Amendment and is qualified in its entirety by reference to the Amendment and the Agreement, which are filed as exhibits hereto.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.
     The following exhibits are filed herewith:

2.1	Agreement and Plan of Merger, dated as of October 18, 2007, by and among Superior Offshore International, Inc., OFI Acquisition LLC, Ocean Flow International, L.L.C., and Karl Winter (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated October 16, 2007).*

2.2	Amendment No. 1 dated November 29, 2007 to Agreement and Plan of Merger, dated as of October 18, 2007, by and among Superior Offshore International, Inc., OFI Acquisition LLC, Ocean Flow International, L.L.C., and Karl Winter.

*	Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the Securities and Exchange Commission.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR OFFSHORE INTERNATIONAL, INC.
Dated: December 3, 2007	By:	/s/ Roger D. Burks
Roger D. Burks
Executive Vice President, Chief Financial and Administrative Officer

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Agreement and Plan of Merger, dated as of October 18, 2007, by and among Superior Offshore International, Inc., OFI Acquisition LLC, Ocean Flow International, L.L.C., and Karl Winter (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated October 16, 2007).*

2.2	Amendment No. 1 dated November 29, 2007 to Agreement and Plan of Merger, dated as of October 18, 2007, by and among Superior Offshore International, Inc., OFI Acquisition LLC, Ocean Flow International, L.L.C., and Karl Winter.

*	Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the Securities and Exchange Commission.